Trade and other receivables	12 Months Ended
Dec. 31, 2020
Trade and other receivables
Trade and other receivables

4     Trade and other receivables

The trade and other receivables balance comprises the following:

	2020	2019
	$	$

Trade receivables	6,446	1,993
Interest receivable	17	25
Tax receivables	774	853
Other receivables	194	254
Total trade and other receivables	7,431	3,125

Amounts past due represent trade receivables past due based on the customer’s contractual terms. The Company applies the simplified approach to providing for expected credit losses prescribed by IFRS 9, which permits the use of the lifetime expected loss provision for all trade receivables. At December 31, 2020 there were $695 of trade receivables that were past due but still collectible and at December 31, 2019, there were no trade receivables that were past due.